UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 25, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA	1-7160	31-1101097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana	46514

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On October 25, 2004, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the third quarter ended September 30, 2004.

ITEM 7.01.  REGULATION FD DISCLOSURE

              See "Item 2.02. Results of Operation and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   The following exhibits are furnished as a part of this Report:

                      99.1   Press Release dated October 25, 2004.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  October 25, 2004

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated October 25, 2004	4

3